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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

                        ____________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) October 8, 1998
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                                                         (September 29, 1998)

                              ACTIVISION, INC.
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             (Exact Name of Registrant as Specified in Charter)


            Delaware                 0000-12699              94-2606438
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  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)           File Number)         Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                 90405
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       (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code (310) 255-2000
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On September 29, 1998, Activision, Inc., a Delaware corporation ("Activision" or the "Company"), completed the acquisition of CD-Contact Data GmbH, a privately held company based in Venlo, the Netherlands ("CD-Contact"), CD-Contact is engaged in the business of distributing entertainment software products in the Benelux region of Europe.

     The transaction was structured as a share exchange in which the Company issued 1,900,000 shares of its common stock, $.000001 par value (the "Common Stock"), for all of the outstanding capital stock and certain indebtedness of CD-Contact. At the time of the closing of the transaction, the Common Stock issued by the Company had a market value of approximately $21 million. The transaction will be accounted for as a pooling of interests.

     The shares of Common Stock were issued to the holders of CD-Contact capital stock pursuant to an exemption from registration under the Securities Act of 1933, as amended. The Company is required to use its commercially reasonable best efforts to file with the Securities and Exchange Commission by November 30, 1998, a registration statement covering such shares for resale by the holders thereof. The CD-Contact stockholders have agreed, however, not to sell or otherwise dispose of any of the Common Stock received by them in the transaction until after the issuance by Activision of its first earnings press release including at least thirty (30) days of post-closing combined operations. The Company anticipates that this earnings release will be issued with respect to the fiscal quarter ending December 31, 1998 in the third week of January, 1999. A portion of the shares of Common Stock issued to the CD-Contact stockholders are held in escrow subject to a warranty escrow agreement to satisfy potential warranty claims.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          10.1 Share Exchange Agreement dated as of September 29, 1998, among Activision, Inc.; Frank d'Oliere, Christa d'Oliere, Fiona d'Oliere, and Alexa d'Oliere, acting as Dr. d'Oliere Beteiligungsgesellschaft bR; Martinus J.C. Bubbert; and Dennis
               W. Buis (excluding schedules and exhibits thereto).

          10.2 Press Release issued by Activision dated October 2, 1998.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 1998

                              ACTIVISION, INC.

                              By: /s/ Brian G. Kelly
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                                Name:  Brian G. Kelly
                                Title: President